INVESTOR UPDATE Third Quarter 2021

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 24 Yrs Banking: 24 Yrs FMB: 6 Yrs Banking: 18 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 13 Yrs Banking: 33 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank having served as Chief Credit Officer of the Indiana Bank. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 13 Yrs Banking: 32 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 9/30/2021 $15.1 Billion $9.0 Billion $12.3 Billion $6.3 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.43% 8.94% 16.65% 2.63% 1.72x 11.2x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.2B Largest financial services holding company headquartered in Central Indiana Full-Service Banking Footprint with 106 Branches 4 *Assets Under Management - $3.3 Billion 1Moody’s Credit Opinion – First Merchants Corporation, September 24, 2021, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Third Quarter Highlights 5 Year-to-Date Highlights 1.43% ROA 1.69% PTPP ROA ROA $157.8 Million $2.92 Per Share Net Income & EPS 11.32% ROE 16.65% ROTCE ROE & ROTCE ▪ 5.8% annualized loan growth, excluding PPP loans ▪ Deployment of Online Account Origination technology ▪ Repurchased 529,498 shares totaling $20.8 Million 11.17% ROE 16.33% ROTCE ROE & ROTCE (Annualized) $52.8 Million $0.98 Per Share Net Income & EPS 1.41% ROA 1.65% PTPP ROA ROA (Annualized) ▪ Completed 17 branch consolidations year-to-date ▪ 4.2% annualized loan growth, excluding PPP loans ▪ Completed integration of Hoosier Trust Company

Strategy & Key Lines of Business 6 Consumer BankingCommercial Banking Private Wealth Advisors Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Asset Based Lending Syndications Treasury Management Services Merchant Processing Services Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Full Spectrum of Consumer Lending Offerings Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Our Vision To enhance the financial wellness of the diverse communities we serve To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates and shareholders Our Mission

▪ Economic Impact Payments in Consumer Portfolio continued to be utilized ▪ Commercial growth is driven by Economic Stimulus Payments within the municipal and public relationships and organic growth with clients Deposit Growth Annualized Consumer Group (2%) Commercial Group 6% Total Deposits 5% Region and Line of Business Third Quarter Highlights 7 Indianapolis Indianapolis MSA Rank: 9 Deposits: $2.5B Loans: $3.0B Columbus Columbus MSA Rank: 10 Deposits: $0.8B Loans: $1.3B Northwest Indiana Lake County Rank: 4 Lafayette MSA Rank: 2 Deposits: $3.1B Loans: $2.0B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 3 Deposits: $4.5B Loans: $2.1B Michigan Monroe MSA Rank: 1 Deposits: $1.4B Loans: $0.6B MSA ranking data per S&P Global and is pro forma for pending transactions Loan Growth Annualized ▪ Line utilization increased in both commercial lines and consumer HELOC portfolios ▪ Strong C&I increase, 10%, offset by payoffs and refinancing in IRE portfolio due to robust secondary market ▪ Consumer growth occurring in both branch origination and 3rd party purchased portfolio ▪ Pipeline remains stable across each business segment with IRE outpacing the others Private Wealth Group 11% Consumer Group 28% Mortgage Group 2% Commercial Group 4% Total Loans – Adjusted1 6% 1Excluding change in PPP loans and Mortgage Portfolio Loan Sale

Third Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$13,737.4	$14,067.2	$14,629.1	$14,923.1	$15,060.7	$137.6	3.7%
2.	Total Loans	9,247.0	9,247.1	9,322.7	9,139.8	9,047.6	(92.3)	-4.0%
3.	Investments	2,933.3	3,146.8	3,700.9	4,148.3	4,445.5	297.2	28.7%
4.	Deposits	10,906.2	11,361.6	11,951.8	12,203.4	12,348.7	145.3	4.8%
5.	Common Equity	1,833.5	1,875.5	1,805.9	1,871.8	1,868.1	(3.7)	-0.8%
6.	TCE Ratio	9.57%	9.65%	8.78%	9.04%	8.94%	-0.10%	
7.	Total RBC Ratio	14.38	14.36	14.33	14.23	14.02	-0.21	
8.	ACL / Loans	1.37	1.41	2.16	2.19	2.21	0.02	
9.	NCOs / Avg Loans	0.30	0.02	0.16	0.06	-0.01	-0.07	
10.	NPAs + 90PD / Assets	0.49	0.47	0.41	0.40	0.35	-0.05	
	Summary Income Statement							
11.	Net Interest Income	$92.9	$102.3	$100.4	$104.3	$104.7	$0.5	1.7%
12.	Provision for Loan Losses	12.5	4.5	0.0	0.0	0.0	0.0	0.0%
13.	Non-interest Income	26.2	27.5	24.1	30.9	28.5	(2.4)	-30.9%
14.	Non-interest Expense	64.7	72.5	66.1	69.3	71.4	2.1	12.1%
15.	Pre-tax Income	41.8	52.8	58.4	65.9	61.8	(4.0)	-24.4%
16.	Provision for Taxes	5.6	7.6	8.9	10.3	9.1	(1.2)	-47.9%
17.	Net Income	36.2	45.2	49.5	55.6	52.8	(2.8)	-20.1%
18.	ROAA	1.06%	1.29%	1.39%	1.51%	1.41%	-0.10%	
19.	ROAE	7.91	9.72	10.75	12.04	11.17	-0.87	
20.	ROTCE	11.85	14.37	15.87	17.77	16.33	-1.44	
21.	Net Interest Margin	3.15	3.38	3.23	3.22	3.20	-0.02	
22.	Efficiency Ratio	51.40	55.01	50.23	48.91	51.18	2.27	
	Per Share							
23.	Earnings per Diluted Share	$0.67	$0.83	$0.91	$1.03	$0.98	($0.05)	
24.	Tangible Book Value per Share	23.48	24.27	22.98	24.15	24.31	0.16	
25.	Dividend per Share	0.26	0.26	0.26	0.29	0.29	0.00	
26.	Dividend Payout Ratio	38.8%	31.3%	28.6%	28.2%	29.6%	1.4%	

3Q21 Highlights

- **51.18% Efficiency Ratio**
- **5.8% annualized loan growth,** over prior quarter excluding PPP loans
- **Net interest income, increased $0.5 million over prior quarter,** $2.0 million excluding the Paycheck Protection Program (PPP) loan impact
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $61.8 million,** PTPP ROA was 1.65% and PTPP ROE was 13.09%

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2021 Year-to-Date Financial Results

($M except per share data)

	For the Nine Months Ended September 30, 2019	2020	2021	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$12,325.1	$13,737.4	$15,060.7	$1,323.4	9.6%
2. Total Loans	8,307.2	9,247.0	9,047.6	(199.5)	-2.2%
3. Investments	2,489.4	2,933.3	4,445.5	1,512.2	51.6%
4. Deposits	9,765.5	10,906.2	12,348.7	1,442.5	13.2%
5. Common Equity	1,749.0	1,833.7	1,868.1	34.4	1.9%
6. TCE Ratio	9.95%	9.57%	8.94%	-0.63%	
7. Total RBC Ratio	14.37	14.38	14.02	-0.36	
8. ALLL / Loans	0.97	1.37	2.21	0.84	
9. NCOs / Avg Loans	0.04	0.11	0.07	-0.04	
10. NPAs + 90PD / Assets	0.25	0.49	0.35	-0.14	
Summary Income Statement					
11. Net Interest Income	$259.1	$279.8	$309.4	$29.6	10.6%
12. Provision for Loan Losses	2.3	54.2	0.0	(54.2)	-100.0%
13. Non-interest Income	62.4	82.4	83.5	1.0	1.3%
14. Non-interest Expense	181.6	190.9	206.8	15.9	8.3%
15. Pre-tax Income	137.7	117.2	186.1	68.9	58.8%
16. Provision for Taxes	21.0	13.7	28.3	14.6	106.1%
17. Net Income	116.6	103.5	157.8	54.3	52.5%
18. ROAA	1.46%	1.04%	1.43%	0.39%	
19. ROAE	10.35	7.60	11.32	3.72	
20. ROTCE	15.59	11.47	16.65	5.18	
21. Net Interest Margin	3.72	3.26	3.22	-0.04	
22. Efficiency Ratio	53.36	50.52	50.10	-0.42	
Per Share					
23. Earnings per Diluted Share	$2.32	$1.91	$2.92	$1.01	
24. Tangible Book Value per Share	21.26	23.48	24.31	0.83	
25. Dividend per Share	0.74	0.78	0.84	0.06	
26. Dividend Payout Ratio	31.9%	40.8%	28.8%	-12.1%	

2021 Year-to-Date Highlights

- **50.10% Efficiency Ratio**
- **Pre-Tax, Pre-Provision (PTPP) earnings totaled $186.1 million,** an increase of $14.7 million or 9% over prior year
- **Tangible book value per share increased $0.83 over prior year**

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▪ Net unrealized Gain of $82.0 million Investment Portfolio Highlights 10 3Q21 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.4B Total Investment Portfolio GainsHighlights Realized Gains ▪ 3Q 2020 $1.8 million ▪ 4Q 2020 $2.4 million ▪ 1Q 2021 $1.8 million ▪ 2Q 2021 $1.8 million ▪ 3Q 2021 $1.7 million Unrealized Gains▪ Modified duration of 5.6 years ▪ Remaining 2021 and 2022 roll off cash flow $460 million / ~2.00% yield ▪ Current purchase yield of ~2.20% ▪ AA rated municipal bond portfolio ▪ The Allowance for Credit Losses for Investments is $245,000 Municipal Bonds 56% Mortgage- Backed Securities 29% Collateralized Mortgage Obligations 5% U.S. Agencies 9% Corporate Obligations 1% $2.9 $3.1 $3.7 $4.1 $4.4 2.79% 2.78% 2.70% 2.59% 2.56% 3Q20 4Q20 1Q21 2Q21 3Q21 Investments ($B) Yield on Investments (%)

$8.3 $8.6 $8.6 $8.7 $8.8 $0.4 $0.2 3.93% 4.20% 3.98% 4.05% 4.07% 3Q20 4Q20 1Q21 2Q21 3Q21 Total Loans ex. PPP ($B) PPP Loans ($B) Yield on Loans (%) Loan Portfolio Highlights 11 3Q21 Loan Composition Yield on Loans (%) / Total Loans ($B) $9.0B Total 3Q21 Portfolio by Yield Type Highlights Total loan rate mix as of 3Q21 • $5.9 billion variable rate • $3.1 billion fixed rate ▪ Portfolio composition remains ~80% Commercial oriented • Composition mostly unchanged from prior quarter ▪ Loan yields remained strong at 4.07%, 3.77% excluding PPP loans and fair value accretion ▪ New/renewed loan yields averaged 3.23% for the quarter, compared to 3.27% in 2Q21 Commercial & Industrial 28.4% Commercial Real Estate Owner-Occupied 10.5% Commercial Real Estate Non-Owner Occupied 23.8% Construction Land & Land Development 5.8% Agricultural Land & Production 2.7% Public Finance/Other Commercial 8.6% Residential Mortgage 12.8% Home Equity 5.9% Other Consumer 1.5% Non-PPP Fixed Rate 32% LIBOR-Based 39% Prime-Based 14% Other Variable Rates 13% PPP Fixed Rate 2% $0.9 $0.7 $0.7

Allowance for Credit Losses - Loans 12 3Q21 Allowance for Credit Losses - Loans Change in ACL – Loans1 Highlights ▪ Allowance to Loans, excluding PPP loans, is 2.26% ▪ The reserve for unfunded commitments was unchanged at $20.5 million, and recorded in Other Liabilities ▪ Remaining fair value adjustment is $12.4 million 1Beginning January 1, 2021, calculation is based on the current expected credit losses methodology. Prior to January 1, 2021, calculation was based on incurred loss methodology $126.7 $130.6 $201.1 $199.8 $200.0 1.37% 1.41% 2.16% 2.19% 2.21% 3Q20 4Q20 1Q21 2Q21 3Q21 Allowance Allowance to Loans $130,648 $204,703 $199,972 $74,055 $0 $4,731 $9,000 $59,000 $109,000 $159,000 $209,000 ALLL 12/31/2020 Day 1 CECL Adjustment ACL - Loans 1/1/2021 Net Charge- offs Provision Expense ACL - Loans 9/30/2021 Increase Decrease

13 3Q21 Deposit Composition Highlights $12.3B Total 1Defined as total deposits less time deposits > $100k vs. Prior Periods Cost of Total Deposits (%) / Total Deposits ($B) Deposit Portfolio Highlights ▪ Strong core deposit base • 98% core deposits1 • 21% non-interest bearing • ~55% yield 5 bps or less ▪ Consumer DDA average balance per account peaked in April and is 26% higher than pre-pandemic levels, stable from prior quarter ▪ Total deposit costs declined to 0.18% for Q3 • Down 1 bps from 2Q21 • Down 18 bps from 3Q20 ▪ Average deposits up 7% when annualized from 2Q21, and 13% over prior year • Reflects increase in public funds deposits and retention of stimulus payments • Time deposits continue to migrate to money market and non-time interest bearing accounts Demand Deposits 59% Savings Deposits 35% Certificates & Time Deposits > $100k 2% Certificates & Time Deposits < $100k 3% Brokered Deposits 1% $10.9 $11.4 $12.0 $12.2 $12.3 0.36% 0.27% 0.21% 0.19% 0.18% 3Q20 4Q20 1Q21 2Q21 3Q21 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 3.15% 3.38% 3.23% 3.22% 3.20% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Income - FTE ($millions) Net Interest Margin $97.3 $107.0 $97.3 $105.1 $110.0$109.2 3Q20 4Q20 1Q21 2Q21 3Q21 1. Net Interest Income - FTE ($millions) 97.3$ 107.0$ 105.1$ 109.2$ 110.0$ 2. Fair Value Accretion 3.3$ 3.0$ 1.8$ 2.5$ 1.5$ 3. PPP Loan Income 6.1$ 11.6$ 9.2$ 9.7$ 8.2$ 4. Tax Equivalent Yield on Earning Assets 3.58% 3.72% 3.52% 3.49% 3.46% 5. Interest Expense/Average Earning Assets 0.43% 0.34% 0.29% 0.27% 0.26% 6. Net Interest Margin 3.15% 3.38% 3.23% 3.22% 3.20% 7. Fair Value Accretion Effect 0.10% 0.09% 0.06% 0.07% 0.04% 8. Impact of PPP Loans -0.07% 0.16% 0.13% 0.15% 0.17%

15 3Q21 Non-Interest Income Detail ($M) $28.5M Total Non-Interest Income Trends ($M) Fee Income / Revenue Non-Interest Income Highlights Highlights ▪ 81% in Customer-related fees totaling $23.2 million for 3Q21 • Decreased $3.7 million from 2Q21 driven by a decline in gains on the sale of loans reflecting the impact of a large $76 million mortgage loan sale in Q2 ▪ Increase in Other Income reflects a $1.3 million increase in earnings on cash surrender value of life insurance Wealth Management $7.4 26% Gain on Sale of Loans $4.0 14% Service Charges $6.2 22% Card Payment Fees $4.2 15% Gain on Sale of Securities $1.7 6% Derivative Hedge Fees $1.0 4% BOLI $2.5 9% Other Customer Fees $0.4 1% Other $1.1 4% $5.9 $6.3 $6.4 $7.5 $7.4 $5.8 $5.4 $4.0 $8.3 $4.0 $5.2 $5.5 $5.3 $5.6 $6.2 $4.0 $3.5 $4.4 $4.2 $4.2 $5.2 $6.8 $4.0 $5.3 $6.7 $26.1M $27.5M $24.1M $30.9M $28.5M 3Q20 4Q20 1Q21 2Q21 3Q21 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other 21.2% 20.5% 18.6% 22.1% 20.6%

16 3Q21 Non-Interest Expense Detail $71.4M Total Non-Interest Expense Trends ($M) Efficiency Ratio Non-Interest Expense Highlights Highlights ▪ 3Q21 expenses increased $2.1 million over 2Q21 reflecting higher salary expense and incentive accruals and an increase in marketing spend Salary & Benefits $43.3 61% Premises & Equipment $10.1 14% Outside Data Processing $4.8 7% Professional & Other Outside Services $2.8 4% Intangible Asset Amortization $1.4 2% Marketing $1.7 2% FDIC Expense $1.6 2% Other $5.7 8% 51.40% 55.01% 50.23% 48.91% 51.18% $39.2 $41.8 $38.8 $42.4 $43.3 $10.8 $15.2 $11.5 $10.5 $10.1 $3.8 $3.8 $4.2 $4.7 $4.8 $10.9 $11.7 $11.6 $11.7 $13.2 $64.7M $72.5M $66.1M $69.3M $71.4M 3Q20 4Q20 1Q21 2Q21 3Q21 Salary & Benefits Premises & Equipment Outside Data Processing Other

17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio Capital Ratios 9.31% 9.31% 9.57% 9.31% 9.31% 9.65%9.57%9.31% 9.04% 8.94% 10.19% 9.99% 9.10% 9.10% 8.82% 3Q20 4Q20 1Q21 2Q21 3Q21 TCE Ratio TCE ex. PPP Target TCE (9.00%) 9.57% 9.57% 8.78%9.65% 14.38% 14.36% 14.33% 14.23% 14.02% 3Q20 4Q20 1Q21 2Q21 3Q21 TRBC Ratio Target TRBC Ratio (12.50%) 12.02% 12.02% 11.99% 11.94% 11.75% 3Q20 4Q20 1Q21 2Q21 3Q21 CET 1 Ratio Target CET1 Ratio (10.00%)

Loan Portfolio

Loan Portfolio Trends ($M)

	3Q20	4Q20	1Q21	2Q21	3Q21
1. Commercial & Industrial	$2,539	$2,429	$2,450	$2,214	$2,125
2. Sponsor Finance	340	351	430	460	448
3. CRE Owner Occupied	928	955	946	950	953
4. Construction/Land/Land Dev.	622	485	541	491	522
5. CRE Non-Owner Occupied	2,099	2,221	2,179	2,264	2,150
6. Agricultural	301	282	246	235	241
7. Public Finance/Other Commercial	616	648	678	759	782
8. **Total Commercial Loans**	**7,445**	**7,371**	**7,470**	**7,373**	**7,221**
9. Residential Mortgage	1,147	1,236	1,244	1,146	1,159
10. Home Equity	527	508	482	490	531
11. Other Consumer	128	132	127	131	137
12. **Total Resid. Mortgage & Consumer**	**1,802**	**1,876**	**1,853**	**1,767**	**1,827**
13. **Total Loans**	**$9,247**	**$9,247**	**$9,323**	**$9,140**	**$9,048**
14. **Paycheck Protection Program Loans**[1]	**$ 901**	**$ 667**	**$ 742**	**$ 416**	**$ 198**

[1]Included in C&I and Sponsor above

3Q21 Paycheck Protection Program Updates

- **$7.4 million PPP fee income**
- **$6.2 million remaining PPP fee income**
- **1,597 PPP loans remaining**

Highlights

vs. Prior Quarter

- **Total loans grew $126 million excluding PPP**
  - $129 million C&I (excl. PPP)
  - $ 31 million Construction
  - $ 41 million Home Equity
- **$218 million PPP net reduction**

vs. 3Q20

- **$504 million total loan growth excluding PPP**
  - $289 million C&I (excl. PPP)
  - $108 million Sponsor Finance
  - $166 million Public Finance
- **$703 million PPP net reduction**

Geography / C&I Top NAICS Sectors



Other
14.4%
MI
7.3%
IL
8.3%
OH
14.8%
IN
55.2%

Top Industries as a % of C&I Loans



Manufacturing 18.1%
Wholesale Trade 9.5%
Admin Services 7.9%
Investment CRE 7.5%
Retail Trade 7.4%
Prof. Services 6.3%
Finance & Insur. 6.2%
Specialty Trade 4.5%
Construction 4.2%
Transp. & Warehouse 4.1%

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Asset Quality 19 Asset Quality Trends ($M) vs. Prior Quarter vs. 3Q20 ▪ Non-accrual loans decreased $6.1 million ▪ NPAs + 90PD decreased $6.2 million, declining to 58 basis points of loans + ORE ▪ Classified loans decreased $39.1 million • Largest reductions in C&I manufacturing loans ▪ Non-accrual loans decreased $5.2 million ▪ Other Real Estate decreased $6.3 million ▪ NPAs + 90PD decreased $14.9 million ▪ Classified Loans decreased $108.2 million, a 42.8% decline ▪ $15.4 million of COVID deferrals remaining ▪ 14 loans remain in deferral ▪ 4 commercial loans COVID Mods Update 3Q20 4Q20 1Q21 2Q21 3Q21 1. Non-Accrual Loans 56.7$ 61.5$ 57.9$ 57.6$ 51.5$ 2. Other Real Estate 7.0 0.9 0.6 0.6 0.7 3. 90PD Loans 1.3 0.8 1.1 0.2 0.2 4. Renegotiated Loans 2.7 3.2 0.7 0.6 0.4 5. NPAs + 90PD 67.7$ 66.4$ 60.3$ 59.0$ 52.8$ 6. NPAs + 90PD/Loans and ORE 0.73% 0.72% 0.65% 0.65% 0.58% 7. Classified Loans 252.8$ 250.0$ 247.7$ 183.7$ 144.6$ 8. Classified Loans/Loans 2.73% 2.70% 2.66% 2.01% 1.60% 9. Net Charge-offs (QTD) 6.9$ 0.6$ 3.6$ 1.3$ (0.2)$ 10. QTD NCO/Avg. Loans (Annualized) 0.30% 0.02% 0.16% 0.06% -0.01% Highlights

▪ $6.2 million net reduction in NPAs + 90 PD ▪ $22.6 million in new non-accrual loans • $15.8 million in C&I • $ 5.3 million in CRE ▪ Two non-accrual loans totaling $23.4 million paid off ▪ Top three non-accrual relationships total $32.4 million ▪ $0.6 million of gross charge-offs in 3Q21 with recoveries of $0.8 million Non-Performing Assets 20 3rd Quarter NPA Roll Forward Non-Performing Assets Roll Forward ($M) 1Q21 2Q21 3Q21 1. Beginning Balance NPAs + 90PD 66.4$ 60.3$ 59.0$ Non-Accrual 2. Add: New Non-Accruals 6.5 5.4 22.6 3. Less: To Accrual/ (5.8) (4.0) (27.9) Payoff/Renegotiated 4. Less: To OREO - - (0.2) 5. Less: Charge-offs (4.3) (1.7) (0.6) 6. Non-Accrual Loans Change (3.6) (0.3) (6.1) Other Real Estate Owned (ORE) 7. Add: New ORE Properties - - 0.2 8. Less: ORE Sold (0.3) - (0.1) 9. Less: ORE Losses (write-downs) - - - 10. ORE Change (0.3) - 0.1 11. 90PD Change 0.3 (0.9) - 12. Renegotiated Loans Change (2.5) (0.1) (0.2) 13. NPAs + 90PD Change (6.1) (1.3) (6.2) 14. Ending Balance NPAs + 90PD 60.3$ 59.0$ 52.8$ Highlights

Track Record of Shareholder Value 21 10-Year Total Return (9/30/11 – 9/30/21) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2010-2020: 19.0% CAGR 2010-2020: 10.2% CAGR 2010-2020: 38.5% $0.48 $0.34 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $2.92 $9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $24.31 $0.04 $0.04 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $0.84 Return on Tangible Common Equity 514.5% 253.2% FRME SNL U.S. Bank 6.41% 4.37% 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.65%

History of Organic and Whole Bank Acquisition Growth 22 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust $1.6 $1.8 $2.7 $3.1 $3.2 $3.2 $3.6 $3.8 $4.8 $4.5 $4.2 $4.2 $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $14.6 $14.9 $15.1 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 2Q21 3Q21

Vision for the Future 23 People: ▪ Enhance our culture through the power of collaboration, accountability and effective teams ▪ Source, recruit, onboard and engage a diverse and inclusive workforce with a commitment to career pathing and market level compensation ▪ Communicate our Corporate Social Responsibility strategy and success ▪ Uphold a corporate governance system inclusive of enterprise risk management to ensure safety, soundness and sustainability ▪ Ensure that acquisitions continue as a core competency ▪ Implement organic revenue-generating disciplines that attracts new business, delivers the whole bank and achieves industry leading levels of retention ▪ Commit to the digital transformation of the bank across all lines of business to enhance and automate the client experience ▪ Broaden our revenue streams across various lines of businesses, products, clients and geographies ▪ Maintain top-quartile financial performance while investing in all parts of the business ▪ Manage & cultivate a changing shareholder base Process: Customer: Financial:

24 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	3Q20	4Q20	1Q21	2Q21	3Q21
Total Risk-Based Capital Ratio (dollars in thousands)					
Total Stockholders' Equity (GAAP)	1,833,656	1,875,645	1,805,856	1,871,800	1,868,090
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(65,468)	(74,836)	(35,810)	(60,080)	(39,889)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	46,308	46,368	46,427	46,487	46,546
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(566,072)	(564,982)	(563,889)	(566,412)	(565,221)
Less: Disallowed Deferred Tax Assets	-	-	(1,379)	(1,152)	(1,005)
Add: Modified CECL Transition Amount	-	-	40,314	40,314	34,542
Total Tier 1 Capital (Regulatory)	$ 1,248,299	$ 1,282,070	$ 1,291,394	$ 1,330,832	$ 1,342,938
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	125,032	128,481	131,061	135,690	139,200
Total Risk-Based Capital (Regulatory)	$ 1,438,331	$ 1,475,551	$ 1,487,455	$ 1,531,522	$ 1,547,138
Net Risk-Weighted Assets (Regulatory)	$ 10,000,878	$ 10,276,333	$ 10,383,360	$ 10,759,672	$ 11,037,663
Total Risk-Based Capital Ratio (Regulatory)	**14.38%**	**14.36%**	**14.33%**	**14.23%**	**14.02%**
Common Equity Tier 1 Capital Ratio					
Total Tier 1 Capital (Regulatory)	$ 1,248,299	$ 1,282,070	$ 1,291,394	$ 1,330,832	$ 1,342,938
Less: Qualified Capital Securities	(46,308)	(46,368)	(46,427)	(46,487)	(46,546)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,201,991	$ 1,235,702	$ 1,244,967	$ 1,284,345	$ 1,296,392
Net Risk-Weighted Assets (Regulatory)	$ 10,000,878	$ 10,276,333	$ 10,383,360	$ 10,759,672	$ 11,037,663
Common Equity Tier 1 Capital Ratio (Regulatory)	**12.02%**	**12.02%**	**11.99%**	**11.94%**	**11.75%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	3Q20	4Q20	1Q21	2Q21	3Q21
Total Stockholders' Equity (GAAP)	$ 1,833,656	$ 1,875,645	$ 1,805,856	$ 1,871,800	$ 1,868,090
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(574,369)	(572,893)	(571,536)	(573,786)	(572,323)
Tangible Common Equity (non-GAAP)	$ 1,259,162	$ 1,302,627	$ 1,234,195	$ 1,297,889	$ 1,295,642
Total Assets (GAAP)	$ 13,737,350	$ 14,067,210	$ 14,629,066	$ 14,923,097	$ 15,060,725
Less: Intangible Assets	(574,369)	(572,893)	(571,536)	(573,786)	(572,323)
Tangible Assets (non-GAAP)	$ 13,162,981	$ 13,494,317	$ 14,057,530	$ 14,349,311	$ 14,488,402
Tangible Common Equity Ratio (non-GAAP)	**9.57%**	**9.65%**	**8.78%**	**9.04%**	**8.94%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q16	4Q17	4Q18	4Q19	4Q20	3Q21
Total Stockholders' Equity (GAAP)	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,868,090
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(572,323)
Tax Benefit	5,930	6,788	5,017	7,257	5,989	5,153
Tangible Common Equity, Net of Tax (non-GAAP)	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,300,795
Shares Outstanding	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,510,745
Tangible Common Equity per Share (non-GAAP)	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 24.31**

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Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	3Q20	4Q20	1Q21	2Q21	3Q21	3Q19 YTD	3Q20 YTD	3Q21 YTD
Non Interest Expense (GAAP)	$ 64,709	$ 72,536	$ 66,098	$ 69,295	$ 71,384	$ 181,562	$ 190,869	$ 206,777
Less: Intangible Asset Amortization	(1,486)	(1,476)	(1,357)	(1,464)	(1,463)	(4,404)	(4,511)	(4,284)
Less: OREO and Foreclosure Expenses	(717)	1,576	(734)	(178)	91	(2,362)	(1,906)	(821)
Adjusted Non Interest Expense (non-GAAP)	62,506	72,636	64,007	67,653	70,012	174,796	184,452	201,672
Net Interest Income (GAAP)	92,921	102,311	100,428	104,264	104,715	259,076	279,816	309,407
Plus: Fully Taxable Equivalent Adjustment	4,340	4,644	4,711	4,948	5,331	9,451	12,322	14,991
Net Interest Income on a Fully Taxable Equivalent Basis (non-GA	97,261	106,955	105,139	109,212	110,046	268,527	292,138	324,398
Non Interest Income (GAAP)	26,163	27,483	24,091	30,884	28,501	62,443	82,443	83,476
Less: Investment Securities Gains (Losses)	(1,817)	(2,398)	(1,799)	(1,761)	(1,756)	(3,376)	(9,497)	(5,316)
Adjusted Non Interest Income (non-GAAP)	24,346	25,085	22,292	29,123	26,745	59,067	72,946	78,160
Adjusted Revenue (non-GAAP)	121,607	132,040	127,431	138,335	136,791	327,594	365,084	402,558
Efficiency Ratio (non-GAAP)	**51.40%**	**55.01%**	**50.23%**	**48.91%**	**51.18%**	**53.36%**	**50.52%**	**50.10%**

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Total Average Stockholders' Equity (GAAP)	$ 470,378	$ 478,440	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615
Less: Average Preferred Stock	(89,847)	(74,181)	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(152,998)	(149,554)	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 227,533	$ 254,705	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868
Net Income (GAAP)	$ 11,722	$ 9,013	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460
Less: Intangible Asset Amortization, Net of Tax	2,852	2,112	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736
Tangible Net Income (non-GAAP)	$ 14,574	$ 11,125	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196
Return on Tangible Common Equity (non-GAAP)	**6.41%**	**4.37%**	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2020	3Q20	4Q20	1Q21	2Q21	3Q21	3Q19 YTD	3Q20 YTD	3Q21 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,825,135	$ 1,831,300	$ 1,856,896	$ 1,840,432	$ 1,846,037	$ 1,889,037	$ 1,502,474	$ 1,814,471	$ 1,858,680
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(569,377)	(568,797)	(567,631)	(566,469)	(569,107)	(567,852)	(475,239)	(569,964)	(567,815)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,255,633	$ 1,262,378	$ 1,289,140	$ 1,273,838	$ 1,276,805	$ 1,321,060	$ 1,027,110	$ 1,244,382	$ 1,290,740
Net Income (GAAP)	$ 148,600	$ 36,210	$ 45,135	$ 49,469	$ 55,559	$ 52,770	$ 116,630	$ 103,465	$ 157,798
Less: Intangible Asset Amortization, Net of Tax	4,730	1,174	1,166	1,072	1,156	1,156	3,480	3,564	3,384
Tangible Net Income (non-GAAP)	$ 153,330	$ 37,384	$ 46,301	$ 50,541	$ 56,715	$ 53,926	$ 120,110	$ 107,029	$ 161,182
Return on Tangible Common Equity (non-GAAP)	**12.21%**	**11.85%**	**14.37%**	**15.87%**	**17.77%**	**16.33%**	**15.59%**	**11.47%**	**16.65%**

First Merchants Corporation

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